UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2013

GenCorp Inc.

(Exact name of registrant as specified in charter)

Ohio	1-01520	34-0244000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Aerojet Road, Rancho Cordova, California	95742
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 355-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Item 8.01 Other Events

As previously reported, GenCorp Inc. (the “Company”) issued $460.0 million aggregate principal amount of 7.125% Second-Priority Senior Secured Notes due 2021 (the “7 1/8% Notes”) pursuant to an indenture, dated January 28, 2013, by and among the Company, its wholly-owned subsidiary Aerojet Rocketdyne, Inc. (“Aerojet Rocketdyne”), as guarantor, and U.S. Bank National Association, as trustee. The 7 1/8% Notes were sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in accordance with Regulation S under the Securities Act. The 7 1/8% Notes are guaranteed by Aerojet Rocketdyne.

Pursuant to Rule 3-10 of Regulation S-X, the Company is filing this Current Report on Form 8-K to include condensed consolidating financial information of the Company and Aerojet Rocketdyne in Note 15 to the Financial Statements of the Company contained in its Quarterly Report on Form 10-Q for the quarter ended May 31, 2013, originally filed with the SEC on July 9, 2013 (the “Quarterly Report”) and in Note 16 to the Financial Statements of the Company contained in its Annual Report on Form 10-K for the year ended November 30, 2012, originally filed with the SEC on February 12, 2013 (the “2012 Form 10-K”) .

The Consolidated Financial Statements and Notes thereto, including the new Note 15 for the Quarterly Report and the new Note 16 for the 2012 Form 10-K, are set forth in Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K (which replaces and supersedes Part I, Item 1 of the Quarterly Report and Part II, Item 8 of the 2012 Form 10-K). Other than the addition of Note 15 and Note 16 to the Notes to Consolidated Financial Statements contained in the Quarterly Report and 2012 Form 10-K, respectively, no other changes to the Company’s previously issued financial statements are being made.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

23.1*	Consent of Independent Registered Public Accounting Firm.

99.1*	Part I, Item 1-Consolidated Financial Statements of GenCorp Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended May 31, 2013

99.2*	Part II, Item 8-Consolidated Financial Statements and Supplementary Data of GenCorp Inc.’s Annual Report on Form 10-K for the fiscal year ended November 30, 2012

101.INS**	XBRL Instance Document

101.SCH**	XBRL Taxonomy Extension Schema

101.CAL**	XBRL Taxonomy Extension Calculation Linkbase

101.DEF**	XBRL Taxonomy Extension Definition Linkbase

101.LAB**	XBRL Taxonomy Extension Label Linkbase

101.PRE**	XBRL Taxonomy Extension Presentation Linkbase

*	Filed herewith. All other exhibits have been previously filed.

**	Furnished and not filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 26, 2013		GENCORP INC.

	By:	/s/ Kathleen E. Redd

		Name:	Kathleen E. Redd
		Title:	Vice President, Chief Financial Officer and Assistant Secretary

Exhibit Index

Exhibit No.	Description

23.1*	Consent of Independent Registered Public Accounting Firm.

99.1*	Part I, Item 1-Consolidated Financial Statements of GenCorp Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended May 31, 2013

99.2*	Part II, Item 8-Consolidated Financial Statements and Supplementary Data of GenCorp Inc.’s Annual Report on Form 10-K for the fiscal year ended November 30, 2012

101.INS**	XBRL Instance Document

101.SCH**	XBRL Taxonomy Extension Schema

101.CAL**	XBRL Taxonomy Extension Calculation Linkbase

101.DEF**	XBRL Taxonomy Extension Definition Linkbase

101.LAB**	XBRL Taxonomy Extension Label Linkbase

101.PRE**	XBRL Taxonomy Extension Presentation Linkbase

*	Filed herewith. All other exhibits have been previously filed.

**	Furnished and not filed herewith.

4